EXHIBIT 10.23

COMMITMENT LETTER

This COMMITMENT LETTER (this “Letter”) is made and entered into on September 26, 2017, between each of Oracle Partners, LP, a Delaware limited partnership (“Oracle Partners”), Oracle Institutional Partners, LP, a Delaware limited partnership (“Institutional Partners”), and Oracle Ten Fund Master, LP, a Cayman Islands exempt company (“Ten Fund” and, together with Oracle Partners and Institutional Partners, the “Investors”), on the one hand, and BIOLASE, Inc., a Delaware corporation (the “Company”), on the other hand.

RECITALS

WHEREAS, the Company proposes to distribute, at no charge, to each holder of record of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock” or “Common Shares”) on a record date to be set by the Board of Directors of the Company (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “Rights Offering”);

WHEREAS, the Company desires to raise a total of $8,000,000 to $12,000,000 in connection with the Rights Offering;

WHEREAS, in connection with the Rights Offering, the Company’s stockholders of record as of the Record Date will receive a specified number of Rights for each share of Common Stock held as of the Record Date, with the actual number being determined by reference to the total amount of the Rights Offering and the total number of shares of Common Stock to be offered in connection therewith);

WHEREAS, each whole Right entitling the holder thereof to purchase a number of shares of Common Stock at a price to be set by the Board of Directors after reasonable consultation with the Investors (the “Subscription Price”);

WHEREAS, each holder of Rights who exercises in such holder’s Rights in the Rights Offering (the “Basic Subscription Privilege”) may subscribe for additional shares of Common Stock to the extent they are available, at the Subscription Price (the “Over-Subscription Privilege” and, together with the Basic Subscription Privilege, the “Subscription Privileges”); and

WHEREAS, in order to facilitate the Rights Offering, the Company has offered to the Investors the opportunity, and each of the Investors has agreed and committed, to exercise its pro rata share of Rights in an amount no less than the amount set forth next to such Investor’s name on Schedule A hereto pursuant to such Investor’s respective Subscription Privileges to purchase Shares (to the extent such shares are available pursuant to such Investor’s Basic Subscription Privilege or Over-Subscription Privilege) from the Company at the Subscription Price upon the terms and conditions set forth herein, the “Commitment”).

WHEREAS, the Company recognizes the need to amend the standstill agreement (as amended, the “Standstill Agreement”) entered into with the Investors.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

Section 1. Commitment.

(a) Commitment. Each of the Investors hereby severally and not jointly agrees to exercise its pro rata share of Rights in an amount no less than the amount set forth next to such Investor’s name on Schedule A hereto pursuant to such Investor’s respective Subscription Privileges to purchase Shares (to the extent such shares are available pursuant to such Investor’s Basic Subscription Privilege or Over-Subscription Privilege) from the Company at the Subscription Price within five (5) days of the grant to the Investors (the “Commitment Amount”).

(c) Closing. On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of the Commitment Amount (the “Closing”) shall take place at the offices of the Company at 10:00 a.m., New York time, on the closing of the Rights Offering, or such other place, time or date as may be determined by the parties hereto (the “Closing Date”). At the Closing, the Company shall deliver or cause to be delivered to each of the Investors (or its respective designees) one or more certificates (or evidence of book-entry records) representing the shares of Common Stock issued to such Investor (or its designees, it being understood that either of the Investors shall be permitted to instruct the Company to have such shares directly issued to affiliates or members of such Investor in such registered names and amounts as such Investor may specify in writing) in respect of the Commitment Amount, and each of the Investors shall deliver (or cause to be delivered) to the Company, in cash or other immediately available funds, the aggregate Subscription Price relating to such shares of Common Stock.

(d) Withdrawal and Termination. At any time prior to the Closing Date, the Company may in its sole discretion withdraw or terminate the Rights Offering. In the event that the Company withdraws or terminates the Rights Offering, the Company will return each of the Investors’ payments, or portion thereof, if any, to the respective Investor, without interest or other income, promptly thereafter.

Section 2. Representations and Warranties of each of the Investors. Each Investor represents and warrants to the Company as follows:

(a) Existence and Good Standing; Authority. Such Investor is either a duly formed and validly existing exempt company or limited partnership and has all requisite power and authority to carry on its business as now conducted.

(b) Authorization of Letter; Enforceability. This Letter has been duly and validly authorized, executed and delivered by the Investor. This Letter is valid, binding and enforceable against such Investor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Accredited Investor. Such Investor is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d) Information; Knowledge of Business. Through its members and affiliates, such Investor is familiar with the business in which the Company is engaged. Such Investor (through its members and affiliates) has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is undertaking to purchase; is fully aware of the problems and risks involved in making an investment of this type; and is capable of evaluating the merits and risks of this investment. Such Investor acknowledges that, prior to executing this Letter, it (and each of its representatives) has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(e) Availability of Funds. Such Investor has available sufficient funds to pay its pro rata share of the Commitment Amount, if needed.

(f) Investment Intent. Such Investor is acquiring its shares of Common Stock for its own account, with the intention of holding such shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the shares, and such Investor will not make any sale, transfer or other disposition of the shares for a period of twelve months from the Closing Date.

(g) No Manipulation or Stabilization of Price. In connection with the Rights Offering, such Investor has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and such Investor is not aware of any such action taken or to be taken by any person.

(h) Restricted Securities. Such Investor understands that the Securities and Exchange Commission (the “Commission”) may express the position that the Common Shares purchased by the Investor are deemed “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold except pursuant to Rule 144 or pursuant to a registration statement under the Securities Act. Further, the following legends (or similar language) shall be placed on such certificate(s) representing the Common Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THE COMPANY ACKNOWLEDGES AND AGREES THAT SUCH INVESTOR MAY FROM TIME TO TIME PLEDGE PURSUANT TO A BONA FIDE MARGIN AGREEMENT WITH A REGISTERED BROKER-DEALER OR GRANT A SECURITY INTEREST IN SOME OR ALL OF THE SECURITIES TO A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT AND WHO AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT AND, IF REQUIRED UNDER THE TERMS OF SUCH ARRANGEMENT, SUCH INVESTOR MAY TRANSFER PLEDGED OR SECURED SECURITIES TO THE PLEDGEES OR SECURED PARTIES. SUCH A PLEDGE OR TRANSFER WOULD NOT BE SUBJECT TO APPROVAL OF THE COMPANY AND NO LEGAL OPINION OF LEGAL COUNSEL OF THE PLEDGEE, SECURED PARTY OR PLEDGOR SHALL BE REQUIRED IN CONNECTION THEREWITH. FURTHER, NO NOTICE SHALL BE REQUIRED OF SUCH PLEDGE.

Section 3. Representations and Warranties of the Company.

(a) Existence and Good Standing; Authority. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

(b) Authorization of Letter; Enforceability. This Letter has been duly and validly authorized, executed and delivered by the Company. This Letter is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Due Authorization and Issuance of Shares. All of the shares of Common Stock to be issued pursuant to this Letter will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the prospectus to be filed by the Company with the Commission in connection with the Rights Offering (the “Prospectus”), will be validly issued, fully paid and non-assessable; and none of such shares of Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s restated certificate of incorporation, as amended, amended and restated bylaws, or any material agreement or instrument to which the Company is a party or by which it is bound.

(d) No Conflicts. The Company is not in violation of its Company’s restated certificate of incorporation, as amended, amended and restated bylaws, or in default under any agreement, indenture or instrument to which the Company is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company, and the execution, delivery and performance of this Letter by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party which lien, charge or encumbrance could reasonably be expected to have a material adverse effect on the Company, or result in a violation of the Company’s restated certificate of incorporation, as amended, amended and restated bylaws or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property; and, except as required by the Securities Act, Exchange Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Letter.

Section 4. Conditions to Closing.

(a) Conditions to Both Parties’ Obligations. The obligations of the Company and each of the Investors to consummate the transactions contemplated hereunder in connection with the Rights Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the Rights Offering shall be consummated in accordance with the terms and conditions described in the Prospectus; and

(ii) no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the transactions contemplated by this Letter.

(b) Conditions to the Company’s Obligations. The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Rights Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the representations and warranties of each of the Investors in Section 2 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii) each of the Investors shall have performed all of its obligations hereunder.

(c) Conditions to the Investors’ Obligations. The obligations of each of the Investors to consummate the transactions contemplated hereunder in connection with the Rights Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date;

(ii) the company agrees that it will take all actions necessary to amend the Standstill Agreement to permit the Investors to purchase the shares under this Agreement prior to the Closing; and

(iii) the Company shall have performed all of its obligations hereunder.

Section 5. Survival. The representations and warranties of the parties contained in this Letter or in any certificate delivered hereunder shall survive the Closing.

Section 6. Covenants.

(a) SEC Filings. The Company agrees, as soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise each of the Investors with a confirmation in writing, of (i) the time when any amendment or supplement to the Prospectus has been filed, (ii) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement relating to the Rights Offering (the “Registration Statement”) or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (iii) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (iv) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference, and (v) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company shall use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.

(b) Information About the Investors. Each of the Investors agrees to furnish to the Company all information with respect to such Investor that may be necessary or appropriate and will make any information furnished to the Company for the Prospectus by such Investor not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Public Announcements. Neither the Company nor either of the Investors shall issue any public announcement, statement or other disclosure with respect to this Letter or the transactions contemplated hereby without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable.

(d) NASDAQ Listing. The Company shall use commercially reasonable efforts to cause the shares of Common Stock issued to each of the Investors hereunder to be listed on the NASDAQ Capital Market.

Section 7. Termination.

(a) By the Investors. Each Investor may terminate this Letter (i) upon the occurrence of a suspension of trading in the Common Stock by the NASDAQ Capital Market, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, or (ii) if the Company materially breaches its obligations under this Letter and such breach is not cured within five business days following written notice to the Company.

(b) By the Company. The Company may terminate this Letter (i) in the event the Board of Directors, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering, (ii) if consummation of the Rights Offering is prohibited by applicable law, rules or regulations, or (iii) if either of the Investors materially breaches its obligations under this Letter and such breach is not cured within five business days following written notice to such Investor of such breach.

(c) Other. Any of the parties hereto may terminate this Letter if the transactions contemplated hereby are not consummated by December 31, 2017 through no fault of the terminating party. In addition, this Letter shall terminate upon the parties’ mutual consent.

(d) Effect of Termination. The Company and each of the Investors hereby agree that any termination of this Letter pursuant to this Section 7 (other than termination by one party in the event of a breach of this Letter by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability to the Company or the Investors.

Section 8. Notices. All notices, communications and deliveries required or permitted by this Letter shall be made in writing signed by the party making the same, shall specify the Section of this Letter pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) business day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

BIOLASE, Inc.

4 Cromwell

Irvine, California 92618

Attention: Harold C. Flynn, Jr.

With a copy (which shall not constitute notice to the Company) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention: Michael A. Gordon

If to the Investors, as provided on the signature page hereto.

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 8.

Section 9. Entire Agreement. This Letter constitutes the entire agreement and understanding between the Investors, on the one hand, and the Company, on the other hand, and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 10. Indemnification. To the fullest extent permitted by law, each of the Investors hereby agrees to indemnify and hold harmless the Company, its affiliates, and their respective directors, officers and authorized agents from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty, covenant or undertaking made by or on behalf of each of the Investors in this Letter.

Section 11. Governing Law. This Letter shall be governed by and construed in accordance with the internal laws of the State of Delaware.

Section 12. Amendments. This Letter may be modified or amended only with the written consent of the Company and each of the Investors.

Section 13. Severability. If any provision of this Letter shall be invalid under the applicable law of any jurisdiction, the remainder of this Letter shall not be affected thereby.

Section 14. Miscellaneous.

(a) Notwithstanding any term to the contrary herein, no person other than the Company or the Investors shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Letter.

(b) The headings in this Letter are for purposes of reference only and shall not limit or otherwise affect the meaning of this Letter.

(c) This Letter may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

(d) Neither of the Investors shall assign this Letter or any of its rights hereunder without the Company’s prior written consent.

(e) Each party to this Letter shall pay such party’s own costs and expenses (including attorney fees) incurred in connection with the Rights Offering and the other transactions contemplated by this Letter.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Investors has executed this Letter on and as of the date first set forth above.

INVESTORS:

ORACLE PARTNERS, LP By: ORACLE ASSOCIATES, LLC, its general partner

By:	/s/ Larry N. Feinberg
Larry N. Feinberg Managing Member

Address for Notices:

c/o Oracle Investment Management, Inc. 200 Greenwich Avenue, 3rd Floor Greenwich, Connecticut 06830 Attention: Chief Financial Officer

ORACLE INSTITUTIONAL PARTNERS, LP By: ORACLE ASSOCIATES, LLC, its general partner

By:	/s/ Larry N. Feinberg
Larry N. Feinberg Managing Member

Address for Notices:

c/o Oracle Investment Management, Inc. 200 Greenwich Avenue, 3rd Floor Greenwich, Connecticut 06830 Attention: Chief Financial Officer

ORACLE TEN FUND MASTER, LP By: ORACLE ASSOCIATES, LLC, its general partner

By:	/s/ Larry N. Feinberg
Larry N. Feinberg Managing Member

Address for Notices:

c/o Oracle Investment Management, Inc. 200 Greenwich Avenue, 3rd Floor Greenwich, Connecticut 06830 Attention: Chief Financial Officer

Signature Page to Commitment Letter

ACCEPTED AND AGREED:

BIOLASE, INC.

By:	/s/ Harold C. Flynn Jr.
Harold C. Flynn Jr.
President and Chief Executive Officer

Signature Page to Commitment Letter

SCHEDULE A

Investor	Commitment
Oracle Partners, LP	$2,200,000
Oracle Institutional Partners, LP	$300,000
Oracle Ten Fund Master, LP	$500,000

$3,000,000